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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 11, 1998

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                                STAR BUFFET, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   000-23099                 84-14307896
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
   of Incorporation)              File Number)             Identification No.)


               440 Lawndale Drive, Salt Lake City, Utah 84115-2917
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (801) 463-5500

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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On September 11, 1998, the Registrant announced its Board of Directors approved the repurchase from CKE Restaurants, Inc. of 2 million shares of the Registrant's common stock for a purchase price equal to $5 million in cash and a 90-day promissory note in the amount of $7.5 million which bears interest at the rate of 9% per annum. Such promissory note is secured by treasury stock of the Registrant. The Registrant issued a news release announcing this repurchase on September 11, 1998. A copy of such news release is filed as Exhibit 99.1 to this Form 8-K.

        Additionally, on September 11, 1998, the Registrant announced its Board of Directors approved a stock repurchase plan authorizing the repurchase of up to 500,000 shares of the Registrant's common stock. Such repurchases are to be affected in the open market, in private transactions or through alternative repurchase transactions approved by the Board of Directors. The Registrant issued a news release announcing its stock repurchase program on September 11, 1998. A copy of such news release is filed as an Exhibit 99.2 to this Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Exhibits.

Exhibit
Number
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  99.1  Press Release dated September 11, 1998 regarding stock repurchase of shares from CKE Restaurants, Inc.

  99.2  Press Release dated September 11, 1998 regarding repurchase of shares.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STAR BUFFET, INC.


Date: September 25, 1998               By: /s/ ROBERT E. WHEATON
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                                           Robert E. Wheaton
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

        The following exhibits are attached hereto and incorporated herein by reference:


Exhibit                                                                         Sequentially
Number    Description                                                           Numbered Page
-------   -----------                                                           -------------
   2.1    Stock Repurchase Agreement dated September 10, 1998 (incorporated by reference to the Company's filing on Form 10-Q on September 24, 1998).

  99.1 Press Release dated September 11, 1998 regarding stock repurchase of shares from CKE Restaurants, Inc.

  99.2    Press Release dated September 11, 1998 regarding repurchase of shares.